As filed with the Securities and Exchange Commission on October 26, 2012
File Nos. 333-133322
811-21890

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 9	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 10	☒
(Check appropriate box or boxes.)

Keystone Mutual Funds
(Exact Name of Registrant as Specified in Charter)

3600 Minnesota Drive, Suite 70, Edina, MN 55435
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (952) 229-8100
_______________

Andrew Wyatt
Cornerstone Capital Management, Inc.
3600 Minnesota Drive, Suite 70
Edina, MN 55435
(Name and address of agent for service)

Copies of Communications to:
Steven Lentz
Faegre Baker Daniels, LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):

☐ ☒ ☐ ☐ ☐ ☐
immediately upon filing pursuant to paragraph (b) of Rule 485 on October 30, 2012 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 9 to the Registration Statement of Keystone Mutual Funds (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2012.

Keystone Large Cap Growth Fund
a series of the Keystone Mutual Funds

Prospectus dated October 30, 2012

Class A (KLGAX)
Class I (KLGIX)

www.keystonefunds.com

This Prospectus contains information you should know before investing, including information about risks.  Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete.  It is a criminal offense to represent otherwise.

Keystone Large Cap Growth Fund Prospectus

TABLE OF CONTENTS

Table of Contents - Prospectus
2

Keystone Large Cap Growth Fund Prospectus

FUND SUMMARY

Investment Objective

The Keystone Large Cap Growth Fund’s (the “Fund”) investment objective is long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.40%	0.40%
Total Annual Fund Operating Expenses	1.35%	1.10%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$137	$428	$739	$1,624
Class I	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

The Keystone Large Cap Growth Fund is a diversified, open-end management investment company that invests primarily in equity securities of U.S. companies.  Unlike many equity funds, the Fund focuses on a relatively small number of intensively researched companies.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.  For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index (which ranged from $752 million to $624 billion as of September 28, 2012).  The Fund generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Table of Contents - Prospectus

3

Keystone Large Cap Growth Fund Prospectus

Normally, the Fund invests in approximately 35-55 companies that the Fund’s Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.  The 25 most highly regarded of these companies usually constitute approximately 70% or more of the Fund’s net assets.  Notwithstanding this focus, the Fund has no policy to concentrate in securities of issuers in a particular industry or group of industries.  Because the Adviser’s approach focuses on individual stock selection, the Adviser believes that any resulting industry and sector concentrations are byproducts of this investment selection process.  As an operating policy, however, the Adviser does not intend for investments in any one particular industry or group of industries to exceed 50% of the Fund’s net assets.  Although the Fund does not concentrate its investments in any one industry, a large portion of its assets has historically been in technology companies which the Adviser believes have offered exceptional growth potential.

During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.  Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio.  Through this process, the Adviser tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact.  Risk is therefore increased during periods of weakness and reduced during periods of strength.  The Adviser uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by utilizing a buy low, sell high discipline.

In pursuing its objective, the Fund may also purchase the stocks of non-U.S. companies whose shares trade in U.S. markets or on U.S. exchanges.

You should consider an investment in the Fund as a long-term investment.  The Fund’s returns will fluctuate over long and short periods.

Principal Risks

The Fund is designed for investors seeking capital appreciation in their investment over the long term.  Those investors should be willing to assume the risks of share price fluctuations that are typical for a fund focusing on stock investments.  The Fund is not a complete investment program.  There is no assurance the Fund will achieve its investment objective and the loss of your money is a risk of investing in the Fund.

Market Risk.  This is the risk that the value of the Fund’s investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

Focused Growth Portfolio Risk.  Because the Fund invests in a limited number of companies, it may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value.  Neither growth investing nor active trading can guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result, and there can be no assurance that the Fund’s investment objective will be achieved.  Active management typically results in a higher portfolio turnover and therefore may cause the realization of net short-term capital gain.

Table of Contents - Prospectus
4

Keystone Large Cap Growth Fund Prospectus

Allocation Risk.  This is the risk that the allocation of the Fund’s investments among economic sectors may have a more significant effect on the Fund’s net asset value when one of these sectors is performing more poorly than the others.

Industry Risk.  This is the risk of investments related to any one industry. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of the Fund’s investments.

Technology Companies Risk.  The Fund may focus its investments in technology companies.  Technology companies are subject to risks such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty obtaining financing for necessary research and development or expansion.

Credit Risk.  This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.  The degree of risk for a particular security may be reflected in its credit rating.

Foreign Risk.  This is the risk of investments in issuers located in foreign countries.  A fund investing in the securities of foreign issuers may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies.  This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  Additionally, foreign securities issuers may not be subject to the same degree of regulation as U.S. issuers.  Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.  Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country.  In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

Fund Performance

The bar chart shows the variability of the annual returns for the Class A shares of the Fund for the period ended December 31, and provides an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s shares from year to year. The returns shown in the bar chart do not reflect the front-end sales load that was in effect for Class A shares prior to March 1, 2010, when the front end sales load was eliminated.  The table shows how the average annual returns of the Class A shares of the Fund for 1 year, 5 years and since inception compare with those of  broad measures of market performance.  As with all mutual funds, the past performance is not a prediction of the future returns.  Updated performance information is available on the Fund’s website or by calling 1-866-596-FUND.

Table of Contents - Prospectus
5

Keystone Large Cap Growth Fund Prospectus

Year-by-Year Total Returns as of 12/31 for each Year Indicated
Class A

The returns for the period January 1, 2012 through September 30, 2012 are 17.07%.  The performance of Class I shares will differ due to the differences in expenses.

Best Calendar Quarter:	Q3 2010 18.72%
Worst Calendar Quarter:	Q4 2008 -20.96%

Average Annual Total Returns
(for the periods ended December 31, 2011)	1-year	5-year	Since Inception – Class A*	Since Inception – Class I*
Class A
Return Before Taxes	-0.50%	1.81%	3.99%	N/A
Return After Taxes on Distributions	-1.27%	1.11%	3.28%	N/A
Return After Taxes on Distributions
and Sale of Fund Shares	0.62%	1.25%	3.13%	N/A
Class I
Return Before Taxes	-0.25%	N/A	N/A	11.00%
S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	2.11%	-0.25%	1.90%	11.34%
Russell 1000® Growth Index (Index returns do not reflect deductions for fees, expenses, or taxes)	2.64%	2.50%	4.57%	12.96%

*The inception dates for the Class A and Class I shares are August 7, 2006 and November 2, 2009, respectively.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.  After-tax returns are shown for Class A shares only and will vary for Class I.

Table of Contents - Prospectus
6

Keystone Large Cap Growth Fund Prospectus

Management

Investment Adviser.  Cornerstone Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Manager.  The day-to-day management of and investment decisions for the Fund’s portfolio are made by Thomas G. Kamp, CFA, who has been responsible for the Fund’s management since its inception.  Mr. Kamp joined the Adviser in February 2006 and serves as its Chief Investment Officer and President.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Keystone Large Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701), by wire transfer, by telephone at 1-866-596-FUND, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum investment amounts for Class A shares are as follows:

Initial Investment	Automatic Investment Program	Subsequent Investment
$2,500	$100	$100

The minimum investment amounts for Class I shares are as follows:

Initial Investment	Automatic Investment Program	Subsequent Investment
$100,000	Not Applicable	$10,000

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus
7

Keystone Large Cap Growth Fund Prospectus

INVESTMENT STRATEGIES AND RELATED RISKS

This section of the Prospectus provides a more complete description of the Fund’s investment objective, principal strategies and risks.  There can be no assurance that the Fund will achieve its investment objective and an investor may lose money by investing in this Fund.  Except as noted, (i) the Fund’s investment objective is “fundamental” and cannot be changed without a shareholder vote, and (ii) the Fund’s investment policies are not fundamental and thus can be changed without a shareholder vote.  Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment.  Generally, changes in the market value of securities in the Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Principal Investment Strategies and Risks

The Fund’s principal investment strategies are also discussed in the “Fund Summary” section above and expanded upon below.  These are the strategies that the Fund’s Adviser believes are most likely to be important in trying to achieve the Fund’s investment objective.  The description of the principal risks for the Fund is also set forth in the “Fund Summary” section above.

The Fund will invest predominantly in the equity securities of a limited number of large, carefully selected U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects and which the Adviser judges likely to achieve superior earnings growth.  Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization growth companies.  For purposes of this policy, net assets include any borrowings for investment purposes.  For these purposes, “large capitalization growth companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index (which ranged from $752 million to $624 billion as of September 28, 2012).  The Fund generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.  The Adviser does not concentrate its investments in any one industry; however, because the Adviser has believed that technology companies have offered the greatest potential for growth, the Fund has historically invested a large portion of its assets in technology companies.

Common stocks represent shares of ownership in a company.  After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Normally, about 35-55 companies will be represented in the Fund’s portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% or more of the Fund’s net assets.  The Fund is thus different from most equity mutual funds in its focus on a relatively small number of intensively researched companies.  The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Adviser’s investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers.  An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.  The Adviser also looks for companies whose prospective earnings growth is not fully appreciated by the market or reflected in current market valuations.

Table of Contents - Prospectus
8

Keystone Large Cap Growth Fund Prospectus

In managing the Fund, the Adviser seeks to utilize market volatility judiciously (assuming the price change is disproportionate to the change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings.  The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes.  During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.  Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio.  Through this process, the Adviser tends to add to positions on price weakness and sell into price strength, all else being equal and assuming that the price has moved disproportionately to the change in the long-term company fundamentals.  Risk is therefore increased during periods of weakness and reduced during periods of strength.  The Adviser uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by utilizing a buy low, sell high discipline.

Temporary Defensive Investments:  For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities.  These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds.  While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.”  The Fund is actively managed and uses strategic trading in an effort to enhance returns.  The Fund expects its portfolio turnover rate in most fiscal years to be slightly in excess of 100%.  Due to the Adviser’s active trading and the volatility of the market, the Fund’s portfolio turnover rate for the fiscal year ended June 30, 2012 was 114%.   A high rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders.  High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.  The Adviser believes that it has added significant value from its active trading.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund’s investment adviser is Cornerstone Capital Management, Inc., which is located at 3600 Minnesota Drive, Suite 70, Edina, MN 55435.  The Adviser has been providing investment advisory services to institutional and high net worth clients since 1993.

Subject to policies adopted by the Fund’s Board of Trustees, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio.  The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization.  The Fund pays the Adviser an annual fee for managing the Fund’s assets equal to 0.70% of the Fund’s average daily net assets.  A discussion of the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser is available in the Fund’s annual report for the fiscal year ending June 30, 2012.

The Adviser may act as an investment adviser to other persons, firms, corporations and private investment funds.  The Adviser may receive management fees that may be higher or lower than the advisory fees it receives from the Fund.  Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund.  The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund.  If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity.  It is the Adviser’s policy to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.  When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions will generally be aggregated,  averaged as to price and will share transaction costs pro rata.

Table of Contents - Prospectus
9

Keystone Large Cap Growth Fund Prospectus

Portfolio Manager

The day-to-day management of and investment decisions for the Fund’s portfolio are made by Thomas G. Kamp, CFA, who has been responsible for the Fund’s management since its inception.  Mr. Kamp joined the Adviser in February 2006 and serves as its Chief Investment Officer and President.  Prior to joining the Adviser, Mr. Kamp was Senior Vice President of Alliance Capital Management Corporation and a member of its Large Cap Growth Investment Team.  Mr. Kamp was associated with Alliance Capital Management Corporation from 1993 to February 2006.  While at Alliance Capital Management Corporation, Mr. Kamp had primary responsibility for the day-to-day management of the AllianceBernstein Large Cap Growth Fund from 2003 to February 2006, among other funds and portfolios.  The Fund’s SAI contains information about Mr. Kamp’s compensation, other accounts he manages and his ownership of Fund shares.

Expenses

The Fund is responsible for its own operating expenses.  Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the net amount of Fund normal operating expenses for Class A shares does not exceed 1.45% and for Class I shares does not exceed 1.20%, of the Fund’s average daily net assets (excluding taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses) until October 31, 2013.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This agreement may be terminated by the Adviser only with the approval of the Fund’s Board of Trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are included in its semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made.  Within fifteen business days of each calendar quarter-end, the Fund discloses its complete portfolio holdings on the Fund’s website at www.keystonefunds.com. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters.  These required filings are publicly available on the SEC’s website at www.sec.gov.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

SHAREHOLDER SERVICE INFORMATION

Pricing of Fund Shares

The price for Fund shares is the net asset value (“NAV”) per share.  The NAV of Fund shares is determined at the close of regular trading hours (normally 4:00 p.m. Eastern Time) of the New York Stock Exchange (“NYSE”) each day the NYSE is open.  It is not calculated on days the NYSE is closed for trading.  The NYSE is open for trading Monday through Friday, except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  Your purchase and redemption requests are priced at the next NAV calculated after receipt of a properly completed purchase or redemption order.  The NAV per share is determined by dividing the total value of the Fund’s securities and other assets, less its liabilities, by the total number of shares outstanding.

Table of Contents - Prospectus
10

Keystone Large Cap Growth Fund Prospectus

The Fund uses the following methods to value securities held in its portfolio:

•
Securities listed on the U.S. stock exchanges or the NASDAQ® Stock Market are valued at NASDAQ® Official Closing Price, or if such a price is lacking, for the trading period immediately preceding the time of determination, such securities are valued at their current bid price;

•	Securities that are traded in the over-the-counter market are valued at their current bid price;
•	Short-term money market securities maturing within 60 days are valued on the amortized cost basis; and
•	Securities for which market quotations are not readily available shall be valued at their fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees.

The market value of the securities in the Fund’s portfolio changes daily and the NAV of Fund shares changes accordingly.

Fair Value Pricing

The Fund normally invests in common stock of domestic issuers listed on the NYSE or the NASDAQ® Stock Market, the substantial majority of which are large capitalization, highly liquid securities.  Nonetheless, these securities may at times not have market quotations readily available, including, but not limited to, such instances where the market quotation for a security has become stale, sales of a security have been infrequent, or where there is a thin market in the security.  To address these situations, the Board of Trustees has adopted and approved a fair value pricing policy for the Fund.  When a security is fair valued, it is priced at the amount that the owner of the security might reasonably expect to receive upon its current sale.

Because fair value pricing is subjective in nature, there can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.  There can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold.  Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued using market quotations.

The Fund’s Board of Trustees reviews the fair value pricing policy periodically.  See the SAI for more information about the pricing of the Fund’s shares.

HOW TO BUY FUND SHARES

This section discusses how to buy, sell or redeem, different classes of shares in the Fund that are offered in this Prospectus.  The Fund offers two classes of shares through this Prospectus.

Table of Contents - Prospectus
11

Keystone Large Cap Growth Fund Prospectus

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses.  For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “Different Share Class Expenses” and “The Advantages and Disadvantages of Different Share Classes” below.

In compliance with the USA Patriot Act of 2001, please note that the transfer agent for the Fund, U.S. Bancorp Fund Services, LLC (“USBFS”), will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact shareholder services at 1-866-596-FUND if you need additional assistance when completing your account application.

If we cannot confirm your identity through reasonable means, your account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information or documentation is not received.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
▪	The name of the Fund and account number;
▪	The dollar amount of shares to be purchased;
▪	Account application form or investment stub; and
▪	Check payable to “Keystone Large Cap Growth Fund.”

Different Share Class Expenses

This section describes the different expenses of investing in each class, such as distribution and service fees (12b-1 fees) and explains factors to consider when choosing a class of shares.

The Fund issues its shares in two classes; Class A and Class I; each of which have different cost structures.  You should decide which class best suits your needs.

Class A Shares.  Class A shares have:

•	no front-end sales charge;

•      no contingent deferred sales charge (“CDSC”); and

•	annual distribution and shareholder servicing (12b-1) fees of 0.25%.

Class I Shares.  Class I shares have:

•	no front-end sales charge;

•	no CDSC; and

•	no annual distribution and shareholder servicing (12b-1) fees.

Asset-based Distribution and/or Service (Rule 12b-1) Fees

The Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and/or service fees for the distribution and sale of its shares.  A 12b-1 fee is a fee deducted from a fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries.  The amount of each share class’s 12b-1 fee is disclosed below and in the Fund’s fee table near the front of the Prospectus.

Table of Contents - Prospectus
12

Keystone Large Cap Growth Fund Prospectus

The amount of 12b-1 fees for each class of the Fund’s shares is:

Distribution and/or Service (Rule 12b-1) Fee (As a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25%
Class I	None

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. All or some of these fees may be paid to financial intermediaries, including your financial adviser’s firm.

Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund’s Dividend Reinvestment Program.

The Advantages and Disadvantages of Different Share Classes

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment.

Class A shares have a minimum initial investment of $2,500 and are designed for investors with a longer-term investing time frame.

Class I shares are subject to a minimum investment of $100,000. Class I shares are intended for institutional investors and certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Fund for those services.

Your financial intermediary may receive differing compensation for selling each class of shares. See “Payments to Financial Advisers and their Firms” below.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase or sale of shares made through your financial adviser.  The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial adviser for assistance in choosing a class of Fund shares.

Payments to Financial Advisers and Their Firms

Financial intermediaries market and sell shares of the Fund.  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund’s shareholders.  Financial intermediaries may include, among others, your broker, your financial planner or adviser, banks, pension plan consultants and insurance companies.  Financial intermediaries employ financial advisers who deal with you and other investors on an individual basis.  These financial intermediaries employ financial advisers and receive compensation for selling shares of the Fund.  This compensation is paid from various sources, including any 12b-1 fee that you or the Fund may pay.  Your individual financial adviser may receive some or all of the amounts paid to the financial intermediary that employs him or her.

Table of Contents - Prospectus
13

Keystone Large Cap Growth Fund Prospectus

In the case of Class A shares, up to 100% of the 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

The Adviser may pay amounts from its own assets to selling or servicing agents of the Fund for distribution-related activities or other services they provide.  These amounts, which are in addition to any distribution (12b-1) and shareholder servicing fees paid by the Fund, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both.  Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on “preferred” or “select” lists, in return for the payments.  Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser may pay amounts from its own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Fund’s transfer agent.  The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients.  You should be aware of these potential conflicts of interest and discuss these matters with your financial adviser or other intermediary.

Although the Fund may use brokers who sell its shares to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions.

Minimum Investment

The minimum investment amounts for Class A  shares are as follows:

Initial Investment	Automatic Investment Program	Subsequent Investment
$2,500	$100	$100

The minimum investment amounts for Class I shares are as follows:

Initial Investment	Automatic Investment Program	Subsequent Investment
$100,000	Not Applicable	$10,000

If you purchase through a financial intermediary, you may purchase in lesser amounts, subject to minimums imposed by the financial intermediary.  The Fund has the right to waive these minimums for employees of the Adviser and their immediate family members, fee-based platforms, and retirement or pension plans.

Financial Intermediaries

You may also purchase shares of the Fund through a third party financial intermediary, such as a broker-dealer (including one that sponsors a mutual fund supermarket program), financial institution or other financial service firm.  When you purchase shares of the Fund through a financial intermediary, the financial intermediary may be listed as the shareholder of record of the shares.  In addition, a financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders that invest in the Fund directly.

Table of Contents - Prospectus
14

Keystone Large Cap Growth Fund Prospectus

The price per share you will receive will be the NAV next computed after your request is received in good order by the financial intermediary.

If you intend to invest in the Fund through a financial intermediary, you should read the program materials provided by the financial intermediary as a supplement to this Prospectus.  Financial intermediaries may charge you transaction-based fees or other charges for the services they provide to you.  These charges are retained by the financial intermediary and are not paid to the Fund or the Adviser.

Buying Shares by Mail

Complete an application and send it to the address below, with a check for at least the minimum amount and made payable to “Keystone Large Cap Growth Fund”:

By Regular Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such services, or receipt at a USBFS post office box, of purchase orders does not constitute receipt by the transfer agent of the Fund.

All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is also unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.

NOTE:	USBFS will charge your account a $25 fee for any payment returned. In addition, you will be responsible for any losses suffered by the Fund as a result.

Buying Shares by Wire

If you are making an initial investment in the Fund by wire transfer, please contact the Fund by phone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you were given.  Your initial purchase will be placed as of the date the funds are received, provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.

For subsequent investments by wire, please contact the transfer agent at 1-866-596-FUND prior to sending your wire.  This will alert the Fund to your intention and will ensure proper credit when your wire is received.  Instruct your bank to wire transfer your investment to:

U.S. Bank, N.A.
777 E. Wisconsin Ave
Milwaukee, Wisconsin 53202
ABA Number: 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
Further credit to: Keystone Large Cap Growth Fund
Shareholder account name and account number

Table of Contents - Prospectus
15

Keystone Large Cap Growth Fund Prospectus

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Buying Shares by Telephone

Unless you declined telephone options on your Account Application, you may purchase additional shares of the Fund, in amounts of $100 or more for Class A and $10,000 or more for Class I shares, by telephoning shareholder services toll free at 1-866-596-FUND.  This option allows you to move money from your bank account to the Fund account upon request.  Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Shares will be purchased in your account at the appropriate price determined on the day of your order, as long as your order is received prior to 4:00 p.m. Eastern time.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  If your payment is rejected by your bank, the transfer agent will charge your account a $25 fee.

Purchase In Kind

You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment processes, goals and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies.   Call shareholder services at 1-866-596-FUND if you would like to purchase Fund shares with other securities.

Automatic Investment Program

You may purchase Class A shares automatically from your bank under the automatic investment program, which allows monies to be transferred directly from your checking or savings account to invest in the Fund.

▪	Purchases may be made on the schedule—monthly, bi-monthly or quarterly—you select.
▪	To be eligible, your account must be maintained at a domestic financial institution that is an ACH member.
▪	You may sign up for the automatic investment program by completing an application form.
▪	Minimum initial investment is $100 (for automatic investment program only).
▪	Minimum subsequent investment is $100.

Please call our shareholder services at 1-866-596-FUND for more information about participating in the program.  USBFS will charge your account a $25 fee for any ACH payment that is not honored.

Choosing a Distribution Option

When you complete your account application, you may choose from four distribution options.

1.	You may reinvest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.
2.	You may elect to receive income dividends and capital gains distributions in cash.
3.	You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.
4.	You may elect to reinvest income dividends in additional shares of the Fund and receive capital gains in cash.

Table of Contents - Prospectus
16

Keystone Large Cap Growth Fund Prospectus

If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.  You may change your election at any time.  Your request for a change must be received by USBFS in writing or by telephone prior to the record date for the distribution for which a change is requested.

Retirement Plans

Tax-deferred retirement plans, including:

▪	IRAs;
▪	Keogh accounts;
▪	SEP accounts; and
▪	Other ERISA-qualified plans,

may invest in the Fund, subject to the other requirements of the Fund.  If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other shareholder, subject to any special charges imposed by the plan’s custodian or trustee.

If you want to establish an individual retirement account naming USBFS as custodian, please call our shareholder services at 1-866-596-FUND for information and forms.

Additional Purchase Information

The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if the Fund or the Adviser determines the rejection or suspension is in the best interests of the Fund.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Stock Certificates

The issuance of Fund shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place.  For investor convenience and to avoid additional operating costs, the Fund does not expect to issue share certificates.

The Fund and USBFS are available to assist you in opening accounts and when purchasing or redeeming shares.

Householding

In an effort to decrease costs, the Fund will start reducing the number of duplicate prospectuses, annual and semi-annual reports and proxy statements you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-866-596-FUND to request individual copies of these documents, or if your shares are held through a financial institution, please contact them directly.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Table of Contents - Prospectus
17

Keystone Large Cap Growth Fund Prospectus

Inactivity Period

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your State's abandoned property laws.

HOW TO REDEEM FUND SHARES

You may redeem all or a portion of your shares on any business day.  Shares of the Fund are redeemed at the next NAV calculated after the Fund has received your redemption request in good order.  Payment is typically made within one or two business days of receipt of a valid redemption request.

Redemption by Mail

You may mail your redemption request to:

By Regular Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such services, or receipt at a USBFS post office box, of a redemption request does not constitute receipt by the transfer agent of the Fund.

It is important that your redemption request be mailed to the correct address and be in good order.  If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to USBFS, but the effective date of the redemption will be delayed.  No redemption will be made until a request is submitted in good order.

A redemption request is considered to be in “good order” if the following information is included:

▪	The name of the Fund and Class of shares;
▪	The dollar amount or number of shares being redeemed;
▪	The account registration number; and
▪	The signatures of all registered shareholders (including a signature guarantee when necessary).

Redemption requests for accounts registered in the names of corporations, fiduciaries and institutions may require additional redemption documents, such as corporate resolutions, certificates of incumbency or copies of trust documents.  Please contact USBFS if your account is registered in one of these categories.

IRA Redemption

If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax.  If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding.

Redemption by Telephone

If you are authorized to perform telephone transactions (either through your selection on the New Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares in any amount up to $50,000, but not less than $100, by instructing shareholder services by phone at 1-866-596-FUND. A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Table of Contents - Prospectus
18

Keystone Large Cap Growth Fund Prospectus

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

▪	Your Fund account number;
▪	The name in which your account is registered;
▪	The social security or tax identification number under which the account is registered; and
▪	The address of the account holder, as stated in the New Account Application Form.

Signature Guarantee

In addition to the requirements discussed above, a signature guarantee may be needed under the following circumstances:

▪	If ownership is being changed on your account;
▪	When redemption proceeds are payable or sent to any person, address or bank account not on record;
▪	If a change of address was received by the Transfer Agent within the last 30 days;
▪	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or signature validation under other circumstances.   Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.  Non-financial transactions, including establishing or modifying certain services on an account, will require signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Redemption Price and Payment for Fund Shares

Redemption requests are processed at the NAV next computed after the transfer agent or other authorized agent receives a redemption request in good order (as defined above).  If your redemption request is received by the transfer agent or other authorized agent in good order before the close of regular trading hours on the NYSE (currently, 4 p.m. Eastern Time), the request is effective on the day received.  If your redemption request is received by the transfer agent or other authorized agent in good order after the close of regular trading hours on the NYSE, it is effective on the next business day.

Payment for your redeemed Fund shares will be mailed to you generally within one or two business days, but no later than the seventh day after your redemption request is received in good order by the transfer agent.  However, if any portion of the shares to be redeemed represents a recent purchase made by check, after processing the redemption request the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has cleared.  This delay may be up to ten calendar days.  You may avoid this delay by purchasing shares of the Fund by wire transfer.  The Fund may also suspend your right of redemption or postpone the payment date at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws.

Table of Contents - Prospectus
19

Keystone Large Cap Growth Fund Prospectus

The Fund may be required to withhold a percentage for federal income tax (backup withholding) from dividend payments, distributions, and redemption proceeds if you do not provide a correct social security or tax identification number and the Internal Revenue Service (“IRS”) notifies the Fund that you are subject to backup withholding.  See “Dividends, Distributions and Taxes” in this Prospectus for more information.

Your redemption payment will be mailed by check to the account name(s) and address exactly as registered, unless you requested wire transfer of the payment.  You may also elect to have proceeds sent to a predetermined bank account by electronic funds transfer through the Automated Clearing House (“ACH”) network. There is no charge for redemption payments that are mailed or sent via ACH; however, ACH credit may not be available for 2-3 days.  Redemption payments sent by wire transfer must be at least $1,000, and $15.00 will be charged for each wire transfer which, for financial intermediaries, may be paid for by the Fund.  Your bank may also impose an incoming wire charge.  Wire fees are charged against the account only in the case of dollar specific redemptions.  In the case of share specific or complete liquidation, fees are deducted from the redemption proceeds.

Redemptions at the Option of the Fund

If your account balance falls below $500 as a result of redeeming or exchanging shares, the Fund reserves the right to close your account and send you the proceeds, less any applicable contingent deferred sales charge.  Before taking any action, however, the Fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

The Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined in the Internal Revenue Code.

Financial Intermediaries

If you purchased shares of the Fund through a third party financial intermediary, such as a broker-dealer, financial institution or other financial service firm, you must redeem your shares through the intermediary.   A financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders who redeem directly from the Fund.

Market Timing

The Fund is designed for long-term investors.  Investors who engage in frequent purchases and redemptions of Fund shares, referred to as “market timing,” may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio and increase the Fund’s brokerage and administrative costs.  The Fund’s Board of Trustees has adopted a policy regarding such market timing.  The Fund believes that its investment strategy is not attractive to market timing investors because its portfolio holdings are primarily of domestic issuers, which eliminates “time-zone arbitrage” that may be associated with funds having significant holdings in foreign securities traded on foreign exchanges.  “Time-zone arbitrage” involves attempts by investors to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities markets on which a foreign security is traded and the NYSE that day, when the Fund’s NAV is calculated.  In addition, the Fund invests primarily in large capitalization companies that historically have exhibited a relatively low level of the short-term volatility usually sought by market timing investors.  As a result, the Fund does not currently impose any trading restrictions or redemption fees on Fund shareholders.

The Fund discourages market timing, however, and does not knowingly accommodate investors that wish to engage in market timing.  To this end, the Fund monitors trading activity using a variety of techniques.  These techniques are applied uniformly to all shareholders and may change from time to time as approved by the Fund’s Board of Trustees.  All investors are subject to the Fund’s policies and procedures regarding frequent trading, whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an investment adviser, an administrator or trustee of a retirement plan that maintains a master account (an “Omnibus Account”) with the Fund for trading on behalf of its customers.

Table of Contents - Prospectus
20

Keystone Large Cap Growth Fund Prospectus

In an effort to discourage market timing and minimize potential harm to the Fund and its shareholders, the Fund reserves the right to identify trading practices as abusive.  The Fund is currently using several methods to reduce the risks associated with market timing.  These methods include:

•	Committing staff to periodically review trading activity in order to identify trading activity that may be abusive; and
•	Seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.  Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Fund is expected to handle, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, there is no assurance that the Fund or its agents will gain access to all information necessary to detect market timing in Omnibus Accounts.  While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history.  The Fund reserves the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions that, in the judgment of the Fund, represent excessive trading, may be disruptive to the management of the Fund’s portfolio, may increase the Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Fund and its shareholders.

Additional Redemption Information

Neither the Fund, the Adviser nor the transfer agent will be liable for any loss, cost or expense of acting on written instructions believed by the party receiving the instructions to be genuine and in accordance with the procedures described in this Prospectus.

Confirmation and Statements
The Fund’s transfer agent, USBFS, will send you a statement of your account after every transaction affecting your share balance or account registration.  Please allow seven to ten business days for the transfer agent to confirm your order.  The transfer agent will send a quarterly account statement to you, regardless of whether you have purchased or redeemed any shares during the quarter.  Generally, a statement with tax information will be mailed to you by February 15 of each year.  A copy of the tax statement also is filed with the IRS.

The Fund will send you an audited annual report each year and an unaudited semi-annual report after the Fund’s second fiscal quarter.  Each of these reports includes a statement listing the Fund’s portfolio securities.

Table of Contents - Prospectus
21

Keystone Large Cap Growth Fund Prospectus

Shareholder Inquiries
Shareholder inquiries are answered promptly.  You may call 1-866-596-FUND or write to:

By Regular Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

DISTRIBUTION OF SHARES

Distributor

Quasar Distributors, LLC (“Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as distributor and principal underwriter for the Fund’s shares.  Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority.  The Distributor receives any applicable 12b-1 distribution and shareholder servicing fees.

Distribution and Shareholder Servicing Plan

The Fund has implemented a Distribution and Shareholder Servicing Plan (the “Plan”) in accordance with Rule 12b-1 of the Investment Company Act of 1940 for Class A shares.  The Plan allows the Fund to pay fees for the sale and distribution of its Class A shares and to obtain shareholder services and provide for maintenance of shareholder accounts from financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers.  The maximum level of the Plan expenses is 0.25% per year of the Fund’s average daily net assets for Class A shares.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the portion of these expenses paid by the Fund, the Adviser may make payments from its own resources, which include the investment advisory fees received from the Fund and other clients, to compensate the financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers that provide distribution services and shareholder servicing to the Fund.  This portion of these expenses is paid by the Adviser and not by the Fund.  The Fund’s SAI provides more information concerning payments to financial intermediaries.  Investors should consult their financial intermediary regarding the details of the payments such intermediary receives in connection with the sale or servicing of Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis, typically in December.  These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check or a check remains outstanding for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then-current NAV and reinvest all subsequent distributions in shares of the Fund.  No interest will accrue on the amount represented by uncashed distribution checks.

The Fund will notify you following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) for the year.

If you are investing in an account that is not tax deferred, it may be advantageous to buy shares after the Fund makes its distribution. When dividend and capital gain payments are made, the value of each share is reduced by the amount of the payment. If you purchase shares shortly before the payment of a distribution, you will pay the full price for the shares and then receive some of the price back as a taxable distribution, which may have negative tax consequences. To avoid this situation, check with the Fund for its distribution date by calling 1-866-596-FUND before you invest.

Table of Contents - Prospectus
22

Keystone Large Cap Growth Fund Prospectus

The following discussion of current federal taxation is not intended to be a full discussion of income tax laws and their effect. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

The Fund intends to qualify at all times as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code.  By qualifying as a RIC and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes its net investment income and realized capital gains to its shareholders.

The tax characteristics of distributions from the Fund are the same whether paid in cash or in additional shares.  For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income to the recipient shareholders, and distributions designated as the excess of net long-term capital gain over net short-term capital loss are generally taxable as long-term capital gain to the recipient shareholder regardless of the length of time the shareholder held the Fund’s shares.  In the case of non-corporate shareholders, under current law, certain dividend distributions may be classified as qualified dividend income taxable at long-term capital gain rates.  A portion of any distribution properly designated as a dividend by the Fund may be eligible for the dividends-received deduction in the case of corporate shareholders.

You may also be subject to state or local taxes with respect to holding Fund shares or on distributions from the Fund.  You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders that have not provided their correct taxpayer identification number or certified that withholding does not apply.  Each prospective shareholder is asked to certify on its application to open an account that the social security number or other tax identification number provided is correct and that the prospective shareholder is not subject to a percentage backup withholding for previous under-reporting of income to the IRS.  The Fund generally does not accept an application to open an account that does not comply with these requirements.

This tax discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders.  There may be other federal, state or local tax considerations applicable to a particular shareholder.  Prospective investors in the Fund are urged to consult their tax advisers prior to purchasing shares of the Fund.

INDEX DESCRIPTION

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the equity universe.  It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index .

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.  The S&P 500® Index is provided as a measure of general market performance and includes stocks that are different from those considered for purchase by the Fund.   The S&P 500® Index figures to not reflect any fees, expenses or taxes.  Investors cannot invest directly in the Index.

Table of Contents - Prospectus
23

Keystone Large Cap Growth Fund Prospectus

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years for the Class A shares and for the fiscal years ended June 30, 2012 and June 30, 2011 and the period ended June 30, 2010 for the Class I shares.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Ernst & Young, LLP, independent registered public accounting firm.  The financial statements and the report of the independent registered public accounting firm may be found in the Fund’s most recent annual report, which is available upon request.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund - Class A

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$30.71	$21.10	$20.24	$26.43	$30.30

Net investment loss (1)	(0.07)	(0.18)	(0.12)	(0.06)	(0.16)
Net realized and unrealized gain (loss) on investments	0.16	9.79	0.98	(6.13)	(1.12)
Total from Investment Operations	0.09	9.61	0.86	(6.19)	(1.28)
Distributions from net realized gain	(1.39)	-	-	-	(2.53)
Distributions from return of capital	-	-	-	-	(0.06)
Total Distributions	(1.39)	-	-	-	(2.59)

Net Asset Value, End of Period	$29.41	$30.71	$21.10	$20.24	$26.43

Total return	0.72%	45.55%	4.25%	(23.42)%	(5.29)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$35,679,649	$155,583,247	$171,329,686	$106,119,082	$120,413,870
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.34%	1.33%	1.39%	1.54%	1.64%
After expense waivers and reimbursements	1.34%	1.40%	1.48%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(0.24)%	(0.58)%	(0.42)%	(0.37)%	(0.68)%
After expense waivers and reimbursements	(0.24)%	(0.65)%	(0.51)%	(0.33)%	(0.54)%
Portfolio turnover rate(2)	114%	120%	132%	192%	142%

(1) Calculated using average shares outstanding method. (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.

Table of Contents - Prospectus
24

Keystone Large Cap Growth Fund Prospectus

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund - Class I

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Period Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$30.84	$21.14	$22.64

Net investment loss(2)	0.00(6)	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	0.18	9.81	(1.46)
Total from Investment Operations	0.18	9.70	(1.50)
Distributions from net realized gain	(1.39)	--	--
Total Distributions	(1.39)	--	--
Net Asset Value, End of Period	$ 29.63	$30.84	$21.14
Total return	1.02%	45.88%	(6.63)%(3)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$ 289,136,020	$142,960,004	$7,518,399
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.10%	1.10%	1.12%(4)
After expense waivers and reimbursements	1.10%	1.14%	1.20%(4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	0.01%	(0.34)%	(0.18)%(4)
After expense waivers and reimbursements	0.01%	(0.38)%	(0.26)%(4)
Portfolio turnover rate(5)	114%	120%	132% (4)

(1) Reflects operations for the period from November 2, 2009 (commencement of operations) to June 30, 2010.
(2) Calculated using average shares outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6) Less than $0.01.

Table of Contents - Prospectus
25

Keystone Large Cap Growth Fund Prospectus

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Table of Contents - Prospectus
PN-1

Keystone Large Cap Growth Fund Prospectus

Investment Adviser
Cornerstone Capital Management, Inc.
3600 Minnesota Drive, Suite 70
Edina, MN 55435

Independent Registered Public Accounting Firm
Ernst & Young, LLP
220 South 6th Street, Suite 1400
Minneapolis, MN  55402

Custodian
U.S. Bank National Association
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Keystone Large Cap Growth Fund Prospectus

Keystone Large Cap Growth Fund
a series of Keystone Mutual Funds

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Fund’s Annual and Semi-Annual Reports to shareholders provide additional information about the Fund’s investments.  The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information, or make general inquiries about the Fund by calling our shareholder services (toll-free) at 1-866-596-FUND or by writing to:

Keystone Large Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the Public Reference Room of the SEC in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling 1-202-551-8090.  Shareholder reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

More information, including the SAI and the Annual and Semi-Annual Reports, is available free of charge at the Fund’s website: www.keystonefunds.com.

(The Trust’s SEC Investment Company Act file number is 811-21890.)

KEYSTONE LARGE CAP GROWTH FUND
a series of the
KEYSTONE MUTUAL FUNDS

Class A (KLGAX)
Class I (KLGIX)

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2012

This Statement of Additional Information (SAI) is not a prospectus.  It contains information in addition to the information in the Fund’s Prospectus.  The Fund’s Prospectus, dated October 30, 2012, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s Prospectus.  The Fund’s financial statements for the fiscal year ended June 30, 2012 are incorporated by reference to the Fund’s June 30, 2012 Annual Report.

For a free copy of the current Prospectus or annual report, contact your investment representative, go to www.keystonefunds.com, or call 1-866-596-FUND.

CONTENTS

Table of Contents - Statement of Additional Information

FUND HISTORY AND CLASSIFICATION

The Keystone Large Cap Growth Fund (the “Fund”), is a series of the Keystone Mutual Funds (the “Trust”).  The Trust, an open-end, diversified management investment company, commonly called a mutual fund, was organized as a Delaware statutory trust on April 4, 2006 and registered with the Securities and Exchange Commission (the “SEC”).  The Fund’s investment adviser is Cornerstone Capital Management, Inc. (the “Adviser”).

The Trust currently offers one series of shares of common stock, which is the Fund.  The Fund offers Class A and Class I shares.  The Board of Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Each share represents a proportionate interest in the Fund’s assets. All shares have the same voting and other rights and preferences.  The shares have noncumulative voting rights.  For elections of members of the Fund’s Board of Trustees (the “Board”), this gives holders of more than 50% of the shares the ability to elect all of the members of the Board.  If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings and is not required to do so. The Fund may hold special meetings, however, for matters requiring shareholder approval.  A special meeting may also be called by the Board and certain officers in their discretion.

INVESTMENT STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund’s policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The following investment policies and restrictions supplement those set forth above and in the Prospectus.

Other Investment Practices and Risks

While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time employ the following investment practices.

Illiquid and Restricted Securities. The Fund will limit its investment in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the Investment Company Act of 1940 (the “1940 Act”). For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. This restriction will not apply to securities purchased pursuant to Rule 144A.

Table of Contents - Statement of Additional Information

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, acting under the supervision of the Board of Trustees, will monitor the liquidity of restricted securities in the Fund’s portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Initial Public Offerings.  When deemed appropriate by the Adviser, the Fund may invest up to 5% of its net assets in companies at the time of their initial public offering (“IPO”).  Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.  Shares purchased in IPOs are often sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Put and Call Options. The Fund may write exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. A call option gives the purchaser of the option, in exchange for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, in exchange for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price.

Table of Contents - Statement of Additional Information

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The Fund will not sell a call written by it unless the Fund at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

Premiums received by the Fund in connection with writing call options will vary widely depending primarily on supply and demand. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer.  The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund generally will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

If an option is not sold and expires without being exercised, the Fund would suffer a loss in the amount of the premium paid by the Fund for the option.

Options on Market Indices. The Fund may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Table of Contents - Statement of Additional Information

Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund’s portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund’s custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund’s broker.

The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

Convertible Securities and Warrants:  The Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities.  Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities.  They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.  Some convertibles combine higher or lower current income with options and other features.  Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).  Warrants can be highly volatile, have no voting rights, and pay no dividends.

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers.  The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security.  As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.  Convertible debt securities that are rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Table of Contents - Statement of Additional Information

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund’s prospectus.

Synthetic Foreign Equity Securities. The Fund may invest in a form of synthetic foreign equity securities, sometimes referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the synthetic foreign securities, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Fund will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Fund will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Table of Contents - Statement of Additional Information

The Fund may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser’s special skills and experience with respect to such instruments and usually depends on the Adviser’s ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Fund may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund’s ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Fund will be able to close a particular option or stock index futures position.

Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower’s default will not yield proceeds sufficient to replace the loaned securities. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days’ notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. Any such investment on collateral will be subject to the Fund’s investment risks. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. The aggregate value of the securities loaned by the Fund may not exceed 33 1/3% of the value of the Fund’s net assets (including collateral for any stock loaned).

Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.  The Fund does not generally intend to invest in other investment companies except as disclosed in the prospectus.

Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are exchange-traded investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Table of Contents - Statement of Additional Information

Real Estate Investment Trusts (“REITs”).  When deemed appropriate by the Adviser, the Fund may invest up to 5% of its net assets in securities of REITs.  REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate.  A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.  REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code.  There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in a REIT indirectly through a fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REIT in which the fund invests.

CERTAIN FUND POLICIES

The following restrictions may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The approval of a majority of the Fund’s outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

Fundamental Investment Policy

As a matter of fundamental policy, the Fund may not:

(a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

Table of Contents - Statement of Additional Information

(d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

(f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Non-Fundamental Investment Policy

The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

DISCLOSURE OF PORTFOLIO HOLDINGS
Public Disclosure

The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Fund’s fiscal quarter. Until such time as this information is filed, it will be “Nonpublic Holdings Information”, as defined below, and subject to the Fund’s procedures regarding the disclosure of Nonpublic Holdings Information.

Nonpublic Disclosure

The Fund’s Board of Trustees has adopted policies and procedures (the “Disclosure Policies”), which prohibit the release of information concerning portfolio holdings, or information derived therefrom (“Nonpublic Holdings Information”), that has not been made public on the Fund’s website or through SEC filings.  Within 15 business days of each calendar quarter-end, the Fund discloses its complete portfolio holdings on the Fund’s website at www.keystonefunds.com. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Fund, or otherwise use the information in a way that would harm the Fund, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

Disclosure within the Adviser and to Fund Trustees. Nonpublic Holdings Information and information derived therefrom may be provided to any individuals employed by the Adviser and who have a need to know the information, such as investment, compliance, and operations personnel, without prior approval. The Adviser’s employees are bound by the Disclosure Policies and by the Adviser’s Code of Ethics which precludes them from trading on the basis of Nonpublic Holdings Information.

Nonpublic Holdings Information and information derived therefrom also may be provided to Fund Trustees and certain Fund service providers, such as counsel, as part of the materials for regular or special Board of Trustees meetings without prior approval. These parties have pre-existing fiduciary duties or duties of confidentiality arising from the Fund’s Code of Ethics or from established rules of professional responsibility and ethical conduct. These parties are not required to enter into written confidentiality agreements prior to receipt of Nonpublic Holdings Information, and therefore, the Fund would be precluded from pursuing a breach of contract claim against such a party if that party misused Nonpublic Holdings Information.

Table of Contents - Statement of Additional Information

Disclosure to Fund Service Providers and Prospective Service Providers. Nonpublic Holdings Information may be provided to organizations that provide or propose to provide services to the Fund, such as custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Fund’s Chief Compliance Officer must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the fund involved. Any such determination made during a calendar quarter shall be reported to the Fund’s Board of Trustees at the next quarterly meeting.

Disclosure to Investors, Prospective Investors, and Investor Consultants. Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the Fund’s Chief Compliance Officer. The Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Adviser on the other hand, and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Adviser on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the Fund and its shareholders. The Fund’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders and reporting on such disclosure at the next quarterly Board of Trustees meeting.

Disclosure to Fund Ranking and Ratings Organizations. Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody’s, and Standard & Poor’s, and to entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

Disclosure as Required by Applicable Law. Nonpublic Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Adviser may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been filed with the SEC unless the recipient has agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information. Materiality is a subjective judgment, however, and there is a risk that information deemed immaterial by the portfolio manager, analyst, or other employee of the Adviser could be used in a manner adverse to the Fund and its shareholders. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services) or in connection with portfolio transactions.

Table of Contents - Statement of Additional Information

No Compensation or Consideration. Neither the Fund, nor its Adviser or any director, officer or employee of either will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information.

The Fund’s Chief Compliance Officer must provide a quarterly report to the Fund’s Board of Trustees addressing these policies and procedures.

MANAGEMENT OF THE FUND

The Fund has a Board of Trustees. Each Trustee will serve until that person resigns and/or a successor is elected and qualified. The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. The name, year of birth and address of the officers and Board members, as well as their positions with the Fund, and principal occupations during the past five years are shown below.  The Fund is the only portfolio overseen by each Trustee.

Independent Trustees

Name, Year of Birth and Address	Length of Time Served	Principal Position	Occupation During Past Five Years	Other Directorships Served During the Past Five Years
John H. Grunewald 1936 3600 Minnesota Drive, Suite 70 Edina, MN 55435	Since Inception	Trustee	Retired	Director, Renaissance Learning, Inc. (provider of computer-based assessment technology for pre-K-12 schools) (thru October, 2011)
Daniel R. Luthringshauser 1935 3600 Minnesota Drive, Suite 70 Edina, MN 55435	Since Inception	Trustee	Principal and Senior Executive, DRL International, (international business consulting firm)1998- Present	None
Clifford L. Olson 1946 3600 Minnesota Drive, Suite 70 Edina, MN 55435	Since May 24, 2007	Trustee	President, Casson Group, Inc., (venture capital firm) 1993-Present	None

Table of Contents - Statement of Additional Information

Interested Trustee and Fund Officers

Name, Year of Birth and Address	Length of Time Served	Principal Position	Occupation During Past Five Years	Other Directorships Served**
Andrew S. Wyatt 1961 3600 Minnesota Drive, Suite 70 Edina, MN 55435	Since Inception*	Trustee, President	Chief Executive Officer, Cornerstone Capital Management, Inc., 1993-Present	None
Thomas G. Kamp 1961 3600 Minnesota Drive, Suite 70 Edina, MN 55435	Since Inception*	Vice President, Investments	Chief Investment Officer, Cornerstone Capital Management, Inc., 2006-Present Senior Vice President, Alliance Capital Management LP, 1993-2006	**
Loren R. Kix 1965 3600 Minnesota Drive, Suite 70 Edina, MN 55435	Since September, 2010	Chief Compliance Officer, Treasurer, Secretary
Senior Vice President,
Director of Finance & Operations,
Chief Compliance Officer,
Cornerstone Capital Management, Inc., 2010-Present

Delta Connection Portfolio Manager, Delta Airlines, Inc., 2009-2010

Commodity Manager – Services, Northwest Airlines, Inc., 2005-2009
**
______________________________
*Andrew Wyatt and Thomas Kamp were appointed to their respective positions at the Fund’s initial organizational meeting on June 8, 2006.
** N/A for Fund officers.

Interested Board Trustees and Fund officers are not compensated by the Fund.  The Fund pays independent Board Trustees $20,000 per year. The following table provides the total fees paid to independent Board Trustees by the Fund.

Table of Contents - Statement of Additional Information

Name	Aggregate Compensation from the Fund1
Clifford L. Olson	$20,000
John H. Grunewald	$20,000
Daniel R. Luthringshauser	$20,000
__________________________
(1)  For the fiscal year ending June 30, 2012. None of the Trustees are currently entitled to pension or retirement benefits accrued as part of Fund expenses or any estimated annual benefit upon retirement.

Independent Board Trustees are reimbursed by the Fund for expenses incurred in connection with attending board meetings.

The following table provides the estimated dollar range of equity securities beneficially owned by the Trustees of the Fund on December 31, 2011.

Name	Dollar Range of Shares in the Fund
Andrew S. Wyatt	Less than $10,000
John H. Grunewald	$50,001 - $100,000
Daniel R. Luthringshauser	Over $100,000
Clifford L. Olson	$10,000 - $50,000

Board Leadership Structure and Risk Oversight

As noted above, the Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board of Trustees presently is composed of four members, three of whom are independent.  The Board believes that having a majority of independent trustees is appropriate and in the best interest of the fund’s shareholders. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management and board experience. The chairman of the Board of Trustees is Andrew Wyatt, who is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his employment with Adviser and his President position with the Fund.  The Board believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, appropriate elements in its decision-making process. The independent trustees believe an independent chair is not necessary as this time and that they have adequate control and influence over the governance of the Board and the Fund.   At a Board meeting in August 2010, the independent trustees designated John Grunewald as lead independent trustee.  As such, Mr. Grunewald assists in the creation of Board meeting agendas, facilitates communications between the trustees and Mr. Wyatt as necessary, leads the executive sessions, facilitates the annual trustee evaluation process and assists in the annual advisory contract approval process.  The Board believes that its leadership structure is appropriate and effective in light of the Fund’s relatively small size, the Fund’s investment strategy and techniques and industry practices.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Table of Contents - Statement of Additional Information

The independent trustees regularly communicate with Mr. Wyatt regarding matters of interest or concern to them.   The Board of Trustees meets at least four times each year.  At each meeting, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust.

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others.  Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s management, the Adviser and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through the audit committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustee Qualifications

The Board has concluded that, based on each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a Board member.  Among the attributes or skills common to all trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as trustees. Each trustee’s ability to perform his duties effectively has been attained through the trustee’s business, consulting and public service positions and through experience from service as a board member of the Fund, public companies, private companies or other organizations as set forth below. Each trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each trustee that led the Board to conclude that he should serve as a trustee.

Mr. Grunewald has been an independent trustee and member of the audit committee since the Fund’s inception.  From September 1993 until his retirement in January 1997, Mr. Grunewald served as the executive vice president, chief financial officer and secretary of Polaris Industries Inc., a manufacturer of snowmobiles, all-terrain vehicles and personal watercraft.   Mr. Grunewald currently serves as a director and chairman of the audit committee of privately-held WCM Industries, Inc., a manufacturer of wall faucets, wall hydrants, yard hydrants and bath drains, and as a director of privately-held Allison Medical, a manufacturer and distributor of medical products. Mr. Grunewald also serves on the board of Rise, Inc., a charitable institution providing occupations for handicapped and disabled persons.   Previously, from 1992 -2008, Mr. Grunewald served as a director and most recently also as a member of the audit and finance committee and the chair of the corporate governance committee of Nash Finch Company, a wholesale food distributor.  He also served as a director of Renaissance Learning, Inc., a provider of learning information systems software from 1997 until October 2011 and as a director and chairman of the audit committee of privately-held Restaurant Technologies, Inc., a supplier of full service cooking oil management systems to restaurant from 1999-2011.  Mr. Grunewald holds a bachelor’s degree in business from St. Cloud State University and an MBA in business finance from the University of Minnesota. Mr. Grunewald holds a certified public accountant (CPA) and a certified management accountant (CMA) designation. Mr. Grunewald is also a certified director as designated by the National Association of Corporate Directors (NACD).  Mr. Grunewald brings a substantial amount of financial expertise to the board and the audit committee as well as considerable knowledge of both private and public company board governance matters.

Table of Contents - Statement of Additional Information

Mr. Luthringshauser has been an independent trustee and a member of the audit committee since the Fund’s inception.  Mr. Luthringshauser has been the principal of DRL International, an international business consulting firm since 1998.  From 1982 through his retirement in 1998, he served Medtronic, Inc. in various senior management positions, most recently as Vice President/International Development.  He has previously served on charitable and educational boards, including the boards of directors of the Medtronic Foundation, the Minnesota International Center and the World Affairs Councils of America.  Mr. Luthringshauser has also served as an adjunct faculty member in the Graduate School of Business at the University of St. Thomas.  Mr. Luthringshauser holds a bachelor’s degree and an MBA from New York University and served in the United States Air Force, rising to the rank of Captain.  Mr. Luthringshauser brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management as well as considerable knowledgeable of Board governance matters.

Mr. Olson has been an independent trustee and a member of the audit committee since May 2007.  Mr. Olson has been President of the Casson Group, Inc., a venture capital firm specializing in the acquisition and management of operating companies, since 1993.  Previously, Mr. Olson was a partner with KPMG, a management consultant with McKinsey & Co. and an operations manager with Procter & Gamble.  Mr. Olson is also the Chairman and Manager of privately-held Casson Imports, LLC, an importer of distilled spirits, the CEO and Director of privately-held National Flooring Equipment, Inc., a manufacturer of floor removal equipment.  Previously, Mr. Olson served as a partner of KPMG, until his retirement in 1987.  Mr. Olson has also previously served on a number of charitable and educational boards, including the boards of directors of St. Thomas Academy and the Minnesota Family Council.  Mr. Olson has bachelor’s degrees from the University of Minnesota, an MBA from the University of Chicago, and has also earned a “License En Sciences Economiques Appliquées” from the Université de Louvain in Belgium.  Mr. Olson also holds the certified public accountant (CPA) (inactive) designation. Mr. Olson brings financial expertise to the board and the audit committee as well as considerable knowledge of entrepreneurial endeavors, growth strategies and general management matters.

Mr. Wyatt has been Chair of the Board of Trustees and the Fund’s President since its inception.  Mr. Wyatt founded the Adviser in 1993 and has served as its Chief Executive Officer since that time.  He has also served as the Adviser’s Chief Compliance Officer and continues to serve as a member of its Investment Policy Committee.  Mr. Wyatt has also served as a member of the Board of Governors and its Investment Committee of the Bethel Foundation, a charitable and educational foundation affiliated with Bethel University, since 2003.  Mr. Wyatt holds a bachelor’s degree in agricultural economics from the University of Minnesota.  Mr. Wyatt brings to the Board of Trustees not only his significant expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Fund, its portfolio management, and its marketing activities.

Board Committee

The Board has created an audit committee whose members consist of Mr. Grunewald, Mr. Luthringshauser, and Mr. Olson, each of whom is an independent trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records.  The audit committee met twice during the fiscal year ended June 30, 2012.  The Board has no other committees.

Table of Contents - Statement of Additional Information

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Under the codes of ethics, employees who are designated as access persons may engage in personal securities transactions, but are restricted from purchasing securities that are being considered for the Fund or that are currently held by the Fund. The personal securities transactions of access persons of the Fund and the Adviser will be governed by the codes of ethics. The codes of ethics are on file with, and available from, the SEC.

Proxy Voting Policies and Procedures

The Board has formally delegated to the Adviser the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. The Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser’s Investment Policy Committee (the “Committee”) is responsible for overseeing the Adviser’s proxy voting process for the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a  subsidiary of MSCI, Inc. (“MSCI”), to analyze proxy statements on behalf of the Fund and the Adviser’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing the proxy voting activities of ISS. If a proxy has been voted for the Fund, ISS will create a record of the vote.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-596-FUND; and (2) on the SEC’s website at www.sec.gov.  Any such information requested will be sent within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery. Cornerstone will file with the SEC the Fund’s proxy voting record for the 12-month period ended June 30th of each year no later than August 31st of such year via Form N-PX.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific proxy guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund and its shareholders.

The Guidelines are the ISS 2012 Proxy Guidelines, which have been adopted by the Adviser. A summary of the Guidelines are provided below. The Adviser considers each proxy it receives and votes such proxy based on what the Adviser believes is in the best interests of the Fund and its shareholders. To the extent the Adviser does not vote in accordance with the Proxy Guidelines, the Adviser will document the rationale for its voting decision.

Because the Board has delegated proxy voting to the Adviser and because of the size and nature of the Adviser’s business, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting. If a material conflict of interest does exist, it will be addressed in one of the following ways:

1.	The proxy will be voted according to the Guidelines, provided that the proposal at issue is not one which the Guidelines require to be considered on a case-by-case basis.

2.	In conflict situations which cannot be addressed using the Guidelines, the Adviser will follow the recommendation of ISS or another third party proxy voting service.

3.
If neither of the previous two procedures provides an appropriate voting recommendation, the Adviser may retain an independent fiduciary to advise the Adviser on how to vote the proposal or the Adviser may abstain from voting.

All conflicts and their resolution shall be specifically documented.

Table of Contents - Statement of Additional Information

The ISS 2012 Proxy Guidelines are as follows.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•       An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•       Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•       Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.      Board Accountability

2.      Board Responsiveness

3.      Director Independence

4.      Director Competence

1.      Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees1, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Table of Contents - Statement of Additional Information

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•      A classified board structure;

•      A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•      The inability of shareholders to call special meetings;

•      The inability of shareholders to act by written consent;

•      A dual-class capital structure; and/or

•      A non–shareholder- approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•      The issuer‘s rationale;

•      The issuer's governance structure and practices; and

•      The issuer's track record of accountability to shareholders.

Table of Contents - Statement of Additional Information

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•      The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

o      Specific actions taken to address the issues that contributed to the low level of support;

o      Other recent compensation actions taken by the company;
•      Whether the issues raised are recurring or isolated;

•      The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Table of Contents - Statement of Additional Information

2. Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	The board failed to act on takeover offers where the majority of shares are tendered;
2.4.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1.
The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Table of Contents - Statement of Additional Information

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

•      Medical issues/illness;

•      Family emergencies; and

•      Missing only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3	Sit on more than six public company boards; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own– withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•      Long-term financial performance of the target company relative to its industry;

•      Management’s track record;

•      Background to the proxy contest;

•      Qualifications of director nominees (both slates);

•      Strategic plan of dissident slate and quality of critique against management;

•      Likelihood that the proposed goals and objectives can be achieved (both slates);

•      Stock ownership positions.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•      Company-specific factors; and

•      Proposal-specific factors, including:

o      The ownership thresholds proposed in the resolution (i.e., percentage and duration);

o      The maximum proportion of directors that shareholders may nominate each year; and

o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Table of Contents - Statement of Additional Information

Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

 •      Whether the company has the following good governance features:
o      An annually elected board;

o      A majority vote standard in uncontested director elections; and

o      The absence of a poison pill, unless the pill was approved by shareholders.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management's response to, previous shareholder proposals.

Table of Contents - Statement of Additional Information

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•      An unfettered2 right for shareholders to call special meetings at a 10 percent threshold;

•      A majority vote standard in uncontested director elections;

•      No non-shareholder-approved pill; and

•      An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•      Past Board Performance:
 o      The company's use of authorized shares during the last three years

•      The Current Request:
 o     Disclosure in the proxy statement of the specific purposes of the proposed increase;

o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•      Past Board Performance:
o      The company's use of authorized preferred shares during the last three years;

2 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Table of Contents - Statement of Additional Information

•      The Current Request:
 o     Disclosure in the proxy statement of the specific purposes for the proposed increase;

o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•      The company discloses a compelling rationale for the dual-class capital structure, such as:

o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

o      The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Table of Contents - Statement of Additional Information

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•      There is a significant misalignment between CEO pay and company performance (pay for performance);

•      The company maintains significant problematic pay practices;

•      The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•      The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o      Magnitude of pay misalignment;

o      Contribution of non-performance-based equity grants to overall pay; and

o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Table of Contents - Statement of Additional Information

Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.      Peer Group3 Alignment:

•	The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•      The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•      The ratio of performance- to time-based equity awards;

•      The ratio of performance-based compensation to overall compensation;

•      The completeness of disclosure and rigor of performance goals;

•      The company's peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

•      Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•      Problematic practices related to non-performance-based compensation elements;

•      Incentives that may motivate excessive risk-taking; and

•      Options Backdating.

3 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

Table of Contents - Statement of Additional Information

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

o      CIC payments exceeding 3 times base salary and average/target/most recent bonus;

o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

o      CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•      Multi-year guaranteed bonuses;

•      A single or common performance metric used for short- and long-term plans;

•      Lucrative severance packages;

•      High pay opportunities relative to industry peers;

•      Disproportionate supplemental pensions; or

•      Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•      Duration of options backdating;

•      Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•      Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o      The company's response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•      Specific actions taken to address the issues that contributed to the low level of support;

•      Other recent compensation actions taken by the company;
o      Whether the issues raised are recurring or isolated;

o      The company's ownership structure; and

o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Table of Contents - Statement of Additional Information

Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•
Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•
In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•
The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•      The total cost of the company’s equity plans is unreasonable;

•      The plan expressly permits repricing;

•      A pay-for-performance misalignment is found;

•      The company’s three year burn rate exceeds the burn rate cap of its industry group;

•      The plan has a liberal change-of-control definition; or

•      The plan is a vehicle for problematic pay practices.

Table of Contents - Statement of Additional Information

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

•	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company's analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Table of Contents - Statement of Additional Information

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

•      The company's current disclosure of relevant policies and oversight mechanisms;

•      Recent significant controversies, fines, or litigation related to the company's public policy activities; and

•      The impact that the policy issues may have on the company's business operations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company's current level of disclosure of relevant policies and oversight mechanisms;

•	The company's current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

Table of Contents - Statement of Additional Information

OWNERSHIP OF FUND SHARES

As of September 30, 2012, the Trustees and officers of the Trust as a group owned less than 1% of the total outstanding shares of Class A and 1.63% of the total outstanding shares of Class I.

Generally, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Portfolio is presumed to control that Portfolio.  A person who controls a Portfolio may be able to determine the outcome of any matter submitted to a vote of shareholders.  Principal holders are those persons who own 5% or greater of a Fund’s voting securities.  As of September 30, 2012, the following persons owned beneficially or of record, the following percentage of each Fund’s voting securities:

Class	Name of 5% Shareholder	Type of Ownership	Percent Ownership
I	Edward D. Jones & Company 201 Progress Parkway Maryland Hts, MO 63043	Record	40.00%
A	Charles Schwab & Co. Inc. 101 Montgomergy St. San Francisco, CA 94104	Record	10.59%
I	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	Record	5.76%

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser

The Fund’s investment adviser is Cornerstone Capital Management, Inc., which is located at 3600 Minnesota Drive, Suite 70, Edina, MN 55435.  Andrew S. Wyatt, who is the Fund’s Trustee, and President and the Adviser’s Chief Executive Officer and a director, may be deemed to control the Adviser by virtue of his partial ownership of the Adviser.  Thomas G. Kamp, the Fund’s Vice President, Investments, and the Adviser’s President, Chief Investment Officer and a director, also may be deemed to control the Adviser by virtue of his partial ownership of the Adviser.  Subject to the general supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund pursuant to the Advisory Agreement between the Fund and the Adviser.

The Adviser provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Adviser also selects the brokers who execute the Fund’s portfolio transactions. The Adviser provides periodic reports to the board, which reviews and supervises the Adviser’s investment activities. To protect the Fund, the Adviser and its officers, directors and employees are covered by fidelity insurance.  The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement was most recently approved at the Board meeting held on May 24, 2012.

The Advisory Agreement is terminable without penalty by the Board or by majority vote of the Fund’s outstanding voting securities (as defined by the 1940 Act) on 60 days’ written notice by either party and will terminate automatically upon assignment.

The Adviser manages other client accounts and anticipates that it will manage other pooled investment vehicles in the future.  The Adviser may give advice and take action with respect to any of the other funds or client accounts it manages, or for its own account, that may differ from action taken by the Adviser on behalf of the Fund. Similarly, with respect to the Fund, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

Table of Contents - Statement of Additional Information

The Fund pays the Adviser a fee equal to an annual rate of 0.70% of the average daily net assets of the Fund.  The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

The Fund is responsible for its own operating expenses.  Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund normal operating expenses for Class A shares does not exceed 1.45% and for Class I shares does not exceed 1.20%, of the Fund’s average daily net assets until October 31, 2013.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.

Net advisory fees paid by the Fund to the Adviser amounted to $1,355,062,  $1,911,550 and $2,067,069 for the fiscal years ended June 30, 2010, 2011 and 2012, respectively.   The Adviser recouped management fee waivers and/or Fund expense payments made in the prior three fiscal years in the amounts of $156,920, $164,301, and $0 for the fiscal years ended June 30, 2010, 2011 and 2012, respectively.

Distributor and Distribution Plan

Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, acts as distributor for the Fund.  The Distributor offers shares of the Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund’s broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund.  The Distribution Agreement is effective for an initial term of one year and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board of Trustees or vote of a majority of outstanding shares of the Fund.  The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.

Rule 12b-1 under the 1940 Act provides that any payments made by the Fund (or any Class thereof) in connection with the distribution of its shares must be pursuant to a written plan describing all material aspects of the proposed financing of distribution and that any agreements entered into in furtherance of the plan must likewise be in writing. In accordance with Rule 12b-1, the Fund has adopted a 12b-1 Distribution Plan for its Class A shares.

Rule 12b-1 requires that the Distribution Plans and the Distribution Agreement (the “Plans”) be approved initially, and thereafter at least annually, by a vote of the Board of Trustees, including a majority of the independent trustees who have no direct or indirect interest in the operation of the Plans or in any agreement relating to the Plans, cast in person at a meeting called for the purpose of voting on the Plan or agreement. Rule 12b-1 requires that each Distribution Agreement and each Plan provide, in substance:

(a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in the preceding paragraph;

(b) that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

(c) in the case of a Plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by a vote of a majority of the outstanding voting shares of the Class A shares of the Fund.

Table of Contents - Statement of Additional Information

Rule 12b-1 further requires that the Plan may not be amended to increase materially the amount to be spent for distribution without approval by the shareholders of Class A and that all material amendments of the Plan must be approved in the manner described in the paragraph preceding clause (a) above.

Rule 12b-1 provides that a Fund may rely upon Rule 12b-1 only if the selection and nomination of the independent trustees are committed to the discretion of the independent trustees. Rule 12b-1 provides that a Fund may implement or continue the Plans only if the trustees who vote to approve the implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Board of Trustees has concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and its shareholders.

Under the Plan, the Class A shares of the Fund pays the Distributor a service fee equal on an annual basis to 0.25% of its average daily net assets. This fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

For the fiscal year ended June 30, 2012, the 12b-1 fees accrued for the Fund’s Class A shares were $268,275.

Class I is not subject to the Plan.

The Plan requires the Fund and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

Administration, Fund Accounting and Transfer Agency Services

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Fund. As such USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.  Under the Fund Administration Servicing Agreement, USBFS receives an administration fee based on the average annual net assets of the fund.  Fees are billed to the Fund on a monthly basis.   For the fiscal years ended June 30, 2010, 2011 and 2012, the Fund incurred fees of $163,829, $226,642, and $261,527 respectively, payable to the USBFS pursuant to the Administration Agreement.

USBFS serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement. Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state.

Table of Contents - Statement of Additional Information

Custodian

U.S. Bank, National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the Fund’s custodian (the “Custodian”). The Custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities.

Independent Registered Public Accounting Firm

The financial statements contained in the Fund’s Annual Report will be audited by the independent registered public accounting firm, Ernst & Young, LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm will provide other auditing and tax-related services as requested by the Fund.

PORTFOLIO MANAGER INFORMATION

Thomas G. Kamp is primarily responsible for the management of the Fund’s portfolio and has responsibility for the day-to-day management of the Fund.

Other Accounts Managed

The following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2012. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Kamp	4 $372.2 million	7 $676.6 million	22 $1.1 billion	0	1 $4.3 million	0

Conflicts that Exist as a Result of Managing Other Accounts

As an investment adviser and fiduciary, the Adviser owes its clients and Fund shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities.  Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts.  The Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having a portfolio manager focus on a particular investment discipline.  Most other accounts managed by the portfolio manager are managed using the same investment model that is used in connection with the management of the Fund.

Table of Contents - Statement of Additional Information

Employee Personal Trading. The Adviser has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the Funds.  The Adviser’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser.

Managing Multiple Accounts for Multiple Clients.

The Adviser provides investment management services to a wide variety of accounts, including institutional clients, the Fund, other mutual funds, and a private investment fund.    In particular, the Adviser primarily manages long-only, large-cap growth accounts that feature an asset-based advisory fee, such as the Fund (“Long-Only Accounts”).  The Adviser, however, also manages a long-short strategy that may invest in large-cap stocks and which features an advisory fee along with a performance fee (“Long-Short Accounts”).  This side-by-side management presents certain actual and potential conflicts of interest including a direct economic incentive to favor Long-Short Accounts over Long-Only Accounts; a marketing incentive to favor new investment strategies like the Long-Short Accounts over existing investment strategies like the Long-Only Accounts; and a trading incentive to manage one type of an account in a manner that harms or has the potential to harm the interests of other accounts being managed (for example, the Long-Short Accounts selling an issuer before the Long-Only Accounts and not suffering the price differential that might arise were all accounts sold together, and the Long-Short Accounts holding a short interest in an issuer held long by the Long-Only Accounts).   The Adviser has procedures addressing the allocation of investment opportunities and the execution of client trades that are designed and implemented to ensure that all clients are treated fairly and equally over time and that no client is systematically disadvantaged.  The Adviser also reviews the investment performance of the performance-based fee account against the performance of similar accounts to identify any differences that might be caused by such favoritism.  The Adviser has adopted additional policies and procedures reasonably designed to address further any actual or potential conflicts of interest involving Long-Only Accounts and Long-Short Accounts, including: the Adviser may not short a security (directly or in any other transaction that is the economic equivalent of a short) that is held in the Long-Only Accounts; and no Adviser employee compensation shall be tied to the performance of Long-Short Accounts.

Aggregation of Trades and Allocation of Investment Opportunities.

Certain portfolio management decisions may affect more than one account, for example when the Adviser decides to take an investment action with respect to all of the accounts it manages.  This results in multiple trading orders relating to the same security but for different client accounts.  In these cases, the Adviser generally combines or aggregates purchase or sale orders for more than one client when the Adviser believes such aggregation is consistent with its duty to seek best execution.  Such aggregation may be able to reduce commission costs or market impact on a per-share and per-dollar basis, because larger orders tend to have lower commission costs. The decision to aggregate is only made after the Adviser determines that: it does not intentionally favor any account over another; it does not systematically advantage or disadvantage any account; the Adviser does not receive any additional compensation or remuneration solely as the result of the aggregation; and each participating account will receive the average share price and will share pro rata in the transaction costs.  Such aggregation generally reduces the risk of favoritism.

It is also the Adviser’s policy to allocate suitable investment opportunities fairly and equitably to clients with the same or similar investment objectives over time.  A security will be suitable for an account if it is consistent with the investment objectives, strategies and risk tolerance of the account and permitted by the investment restrictions and limitations applicable to the account.  For example, the Adviser anticipates that as a general matter all investment opportunities that are suitable for the Long-Only Accounts will also be suitable for the Long-Short Accounts, but that not all investment opportunities for the Long-Short Accounts will be suitable for the Long-Only Accounts due to the Long-Short Accounts’ broader investment strategy.  Where an investment opportunity is suitable for both Long-Only Accounts and Long-Short Accounts, it is the Adviser’s policy that all such accounts shall participate in the transaction, subject to the Adviser’s determination that participating in the transaction is not in the account’s best interest for reasons such as: lack of available cash; net exposure to holding, industry or sector is different than desired; and specific client restrictions, e.g., industry or sector limits.

Table of Contents - Statement of Additional Information

Broker Selection.  With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Adviser may place separate, non-simultaneous, transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of June 30, 2012.

The Adviser offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On a periodic basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual. The Adviser’s portfolio manager for the Fund is an owner of the Adviser. His compensation consists of a competitive base salary, a discretionary bonus determined by the Adviser, and the portfolio manager’s share of overall firm profits. The portfolio manager’s bonus is determined by a number of factors. One factor is performance of the Fund relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period.  This performance factor is not based on the value of assets held in the Fund’s portfolio.  The performance factor depends on how the portfolio manager performs relative to the Fund’s benchmark and the Fund’s peer group, over various time periods.  Additional factors include the portfolio manager’s contributions to the investment management function overall, contributions to the development of other investment professionals and supporting staff, and overall  contributions to strategic planning and decisions for the Adviser.

As of June 30, 2012, Mr. Kamp beneficially owned the following dollar range of equity securities in the Fund:  Over $1,000,000.

PORTFOLIO TRANSACTIONS:  BROKERAGE ALLOCATIONS AND OTHER PRACTICES

As a fiduciary, the Adviser has an obligation to seek to obtain the best execution of client transactions under the circumstances of the particular transaction.  Generally, equity trading orders are processed and executed in the order received.  The Adviser provides investment advisory services to many different types of client accounts.  Certain portfolio management decisions may affect more than one account, for example when the Adviser decides to take an investment action with respect to all of the accounts we manage.  This results in multiple trading orders relating to the same security but for different client accounts.  In these cases, the Adviser may combine or aggregate purchase or sale orders for more than one client when the Adviser believes such aggregation is consistent with its duty to seek best execution.  Such aggregation may be able to reduce commission costs or market impact on a per-share and per-dollar basis, because larger orders tend to have lower commission costs. The decision to aggregate is only made after the Adviser determines that: it does not intentionally favor any account over another; it does not systematically advantage or disadvantage any account; the Adviser does not receive any additional compensation or remuneration solely as the result of the aggregation; and each participating account will receive the average share price and will share pro rata in the transaction costs. However, there may be occasions when clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the client’s custodian.  If there is an open order and a subsequent similar order for the same security for a different account is received by the Adviser’s trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.

Table of Contents - Statement of Additional Information

From time to time an aggregated order involving multiple accounts does not receive sufficient securities to fill all of the accounts.  If an aggregated order cannot be filled in one day (a “partial fill”), the executed portion of the order is allocated to the participating accounts pro rata on the basis of order size, subject to certain exceptions.

The Adviser may determine that an order will not be aggregated with other orders for a number of reasons.  These reasons may include: the account’s governing documents do not permit aggregation or impose significant restrictions on the Adviser’s core investment process, including limiting the Adviser’s ability to purchase certain types of securities (Restricted Accounts); the client has directed that trades be executed through a specific broker-dealer; aggregation is impractical because of  directions received from the portfolio manager, e.g., a limit order or orders with different strategies; and a determination by the head trader that aggregation is not consistent with best execution.

When the Adviser determines that multiple orders cannot be aggregated, the Adviser has adopted procedures that seek to ensure that client account orders are treated fairly and equitably over time.  These include assigning client accounts to distinct account trade groups based on investment mandates, styles, account restrictions or custodial platforms.  The Adviser then applies a consistent sequencing process in trading these account trade groups.  For non-aggregated trades, the Adviser applies a consistent sequencing process in trading these account trade groups, as follows.  First, fully discretionary account trade groups (defined as those accounts where the Adviser has full brokerage and investment discretion, including the Fund) are traded first.  Restricted Accounts are often traded with this account trade group; if not, trades in Restricted Accounts are executed next.  Second, trades in directed brokerage accounts, where the Adviser is directed to trade with specific brokers are executed next. The Adviser may merge directed brokerage account trades with our discretionary account trades (where the Adviser has full brokerage and investment discretion) when trading through the same broker.  Wrap platform trades are generally executed last.

When implementing a particular trade, the Adviser in its professional judgment may determine that best execution should be sought by separating the overall trade into segments. Depending on various trading considerations, all segment trades for the fully discretionary accounts may or may not be completed before the segment trades for the directed brokerage accounts begin. These segmented trades are all completed before the wrap platform trades are executed, however. The Adviser maintains records of this trading activity and reviews them in connection with the Trade Oversight Committee’s assessment of best execution, as described below.

Where account trade groups contain more than one account and trades are not aggregated within these account trade groups, the Adviser randomly determines the order in which specific accounts within each account trade group trades in an effort to ensure equitable treatment over time.

From time to time, the Adviser places over-the-counter (“OTC”) transactions with a broker, which executes the trade as agent, rather than as a market-maker in the security.  The Adviser will retain a broker on an OTC trade when the Adviser cannot trade directly with a market-maker or if it is justified under the circumstances and will result in the best price on the trade.  To make this determination, the Adviser will contact several sources, including a market-maker, for price quotations to determine if the broker’s price really is the most favorable under the circumstances.  Under no circumstances does the Adviser “interposition” a broker in such trades for the purpose of generating a commission for such broker.

The Adviser may invest in securities being offered in an initial public offering (“IPO” or “new issue”), if it determines that such an investment is desirable for one or more clients.  In making this judgment, the Adviser shall consider, among other things, a client’s investment objectives, restrictions and tax circumstances; a client’s tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of a client’s account and the client’s cash availability and other holdings; and other current or expected competing investment opportunities that may be available for the account.  Sometimes the demand for new issues exceeds the supply, and the amount of certain new issues made available to the Adviser may be limited.  If the Adviser is not able to obtain the total amount of securities needed to fill all orders, the Adviser allocates the shares actually obtained on a pro rata basis.  Based on the circumstances of the transaction, the Adviser may establish a minimum lot size and then allocate pro rata accordingly.  All such allocations are monitored to ensure that clients are treated fairly and equitably over time and that no clients are systematically disadvantaged.

Table of Contents - Statement of Additional Information

On occasion, a mistake may occur in the execution of a trade. As a fiduciary, the Adviser owes clients duties of loyalty and trust, and as such must treat trade errors in a fair and equitable manner.  Errors may occur for a number of reasons, including human input error, systems error, communications error or incorrect application or understanding of a guideline or restriction.  Examples of errors include, but are not limited to the following:  buying securities not authorized for a client’s account; buying or selling incorrect securities; buying or selling incorrect amounts of securities; and buying or selling in violation of one of our policies.  In correcting trade errors, the Adviser does not: make the client account absorb any financial loss due to the trade error; use soft dollars or directed trades to fix the error; or attempt to fix the error using another client account.  To the extent correction of the error results in a loss to the client’s account, the Adviser reimburses the account.  To the extent correction of the error results in a gain to the client’s account, the Adviser allows the client to keep the benefit.

It is the Adviser’s policy to seek the best execution of client security orders at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to it or its clients.  The best price means the best net price without regard to the mix between purchase or sales price and commissions.

With respect to a specific order, the Adviser seeks to choose the broker most capable of providing the brokerage services necessary in seeking to obtain the best available price and most favorable execution.  The Adviser notes the particular characteristics of a security to be traded including relevant market factors.  The Adviser will also consider other factors such as: ability to minimize trading costs; level of trading expertise; infrastructure; ability to provide information or services; financial condition; confidentiality provided by broker-dealer; competitiveness of commission rates; evaluations of execution quality; promptness of execution; past history; ability to prospect for and find liquidity; difficulty of trade and security’s trading characteristics; size of order; liquidity of market; block trading capabilities; quality of settlements; specialized expertise; overall responsiveness; and willingness to commit capital.  All of these considerations (and others as relevant) guide the Adviser in selecting the appropriate venue (e.g., an Electronic Communications Network (“ECN”) or Alternative Trading System (“ATS”), a traditional broker, a crossing network, etc.) in which to place an order and the proper tactics with which to trade.

Internal cross transactions are trades between advisory client accounts. Principal transactions are trades between a client account and an account of the Adviser or its employees. It is the Adviser’s policy to prohibit both cross transactions and principal transactions.

In selecting a broker, the Adviser may also consider research or brokerage services provided by the broker-dealer, consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and related interpretative guidance.

Subject to the criteria of Section 28(e) of the Securities Exchange Act and regulatory guidance from the SEC, the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of the brokerage and research services provided by the broker.  In other words, the Adviser may use client commissions or “soft dollars” to obtain research or brokerage services that benefit the Adviser and its accounts.  Because the use of client commissions to pay for research or brokerage services for which the Adviser would otherwise have to pay presents a conflict of interest, the Adviser has adopted policies and procedures concerning soft dollars, which addresses all aspects of its use of client commissions and requires that such use be consistent with Section 28(e), provide lawful and appropriate assistance to us in the investment decision-making process, and that the Adviser determine that the value of the research or brokerage service obtained be reasonable in relation to the commissions paid.  The amount of Fund commissions used for such purposes during the fiscal year ended June 30, 2012 is set forth in the section entitled “Brokerage Commissions”, below.

Table of Contents - Statement of Additional Information

During its last fiscal year the Adviser received the following types of research and research services:  both as prepared by broker-dealers that execute client transactions (“proprietary research”) and as prepared by third parties but for which the executing broker-dealers are obligated to pay (“third-party research”), information on the economy, industries, groups of securities, individual companies, technical market information, stock quotes, analytic tools, risk measurement analyses, performance analyses and analyses of corporate responsibility issues, index holdings and data, earnings and revenue estimates.  Such research services were received in the form of written reports, telephone contacts and personal meetings with securities analysts.  In addition, such research services were provided in the form of access to various types of computer-generated data and meetings arranged with corporate and industry spokespersons.

To facilitate best execution of trades, the Adviser uses of order and report processing services offered by brokers who otherwise meet the Adviser’s selection criteria.  Various order and report processing services are available at no cost to the Adviser and are used as reference materials only when assimilating the Adviser’s own internal trade management analysis.

The Adviser’s Trade Oversight Committee is responsible for its procedures concerning the use of client commissions.  It is responsible for approving any new soft dollar brokerage relationship and for reviewing all research and brokerage services annually to make a determination as to the reasonableness of the brokerage allocation as well as the price for such services versus the value received.  Where necessary, the Trade Oversight Committee makes the good faith allocation between hard and soft dollars with respect to mixed-use services, as described below.

Where the Adviser receives both administrative or marketing benefits and research and brokerage services from the services provided by brokers, a good faith allocation between the marketing and administrative benefits and the research and brokerage services will be made, and the Adviser will pay for any marketing or administrative benefits with cash.  In making good faith allocations between marketing or administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the allocation by the Adviser of the costs of such benefits and services between those that primarily benefit the Adviser and those that primarily benefit clients.

With respect to directing client transactions to particular broker-dealers in exchange for soft dollar benefits, the Adviser first ensures such direction is consistent with its obligation to seek best execution.  In connection with third-party benefits, The Adviser participates in commission sharing arrangements to receive research services. In commission sharing arrangements, an adviser effects transactions, subject to best execution, through a broker and requests that the broker allocate a portion of the commission or commission credits to a segregated “research pool” maintained by the broker.  An adviser may then direct such broker to pay for eligible products and services.  The Adviser has such arrangements with Goldman Sachs & Co. and Barclays Capital, Inc.   Participating in commission sharing arrangements enables the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for eligible research and research services; and (3) continue to receive a variety of high quality eligible research services while facilitating best execution in the trading process.

The Trade Oversight Committee also oversees the annual process used to set informal non-binding soft dollar targets for the following year, which involves a review of the previous year’s budget vs. actual; a review and evaluation of all current and contemplated services for their soft dollar eligibility; negotiations where possible of the cost of service; and consideration of investment and trading professional feedback concerning the execution service and proprietary research provided by brokers.

Given the Adviser’s business model, it is unlikely but possible that research services received for a particular order will not inure to the direct benefit of the client, e.g., the Fund, for which an order is placed.  The Adviser has concluded, however, that the aggregate benefits received from all orders will benefit all of its clients. In no case will the Adviser make binding commitments as to the level of the brokerage commissions it will allocate to a broker.  Nor does the Adviser “backstop” or otherwise guarantee any broker’s financial obligation to a third party for such research or services.

Table of Contents - Statement of Additional Information

Under no circumstances does the Adviser consider the marketing efforts of broker-dealers on its or the Fund’s behalf or investment opportunities offered by broker-dealers in selecting broker-dealers to execute client trades.  The Adviser also has policies and procedures in place to limit and monitor gifts and entertainment received from third parties, including broker-dealers that do business with the Adviser or wish to do business with the Adviser.

The Adviser’s Trade Oversight Committee is responsible for the overall supervision of its trading practices, including trade errors, aggregation, allocation and side-by-side matters. The Committee meets on at least a routine basis and minutes of such meetings are made and retained.

Because the Fund from time-to-time may invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of the voting securities of one or more broker-dealers through whom the Fund placed portfolio brokerage transactions.  In such circumstances, the broker-dealer would be considered an affiliated person of the Fund.  To the extent that the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer.  These rules require the Fund to adhere to procedures adopted by the Board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

From time to time, consistent with its investment objective and strategies, the Fund may acquire the securities of one or more of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 of the 1940 Act.  As of June 30, 2012, the Fund held the securities of any of its “regular brokers or dealers” as follows:

Regular Broker or Dealer	Amount of Securities
Goldman Sachs Group, Inc.	$4,957,496

Table of Contents - Statement of Additional Information

Brokerage Commissions

The following table sets forth the brokerage commissions paid by the Fund and the amount of the brokerage commissions paid to affiliated broker-dealers by the Fund for the last three fiscal years.  The following table does not include trading costs associated with OTC or underwritten offerings.  OTC and underwritten offerings are not transacted through affiliated broker-dealers and, therefore if added to the table below, would reduce the ratio of overall fund trading costs compared to trading costs attributable to affiliated broker-dealers.

Year	Aggregate Brokerage Commissions	Amount Paid to Firms for Research and Brokerage Services	Amount Paid to Firms for Trade, Principal and Other
2012	$517,401	$41,643	$475,758
2011	$562,686	$61,897	$500,789
2010	$585,420	$67,352	$518,068

COMPENSATION TO FIRMS SELLING FUND SHARES

The Distributor receives all 12b-1 distribution and service fees. These charges are described in detail in the prospectus. The Distributor pays portions of the 12b-1 fees to firms authorized to sell Fund shares (“Authorized Firms”).

12b-1 Service and Distribution Fees. The Distributor pays Authorized Firms an annual fee of 0.25% of each Fund investment for Class A shares.

From time to time, the Adviser, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Institutions Regulatory Authority (“FINRA”). The Adviser makes payments for events it deems appropriate, subject to the Adviser’s guidelines and applicable law.

You can ask your dealer for information about any payments it receives from the Adviser and any services provided.

PROCESSING OR SERVICE FEES

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Table of Contents - Statement of Additional Information

FURTHER INFORMATION ON PURCHASE OF SHARES

Shares of the Fund are offered on a continuous basis at a price equal to their NAV.  Class A shares of the Fund are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with the Distributor (“selected dealers”), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Distributor (“selected agents”) and (iii) the Distributor.

Investors may purchase shares of the Fund either through financial intermediaries or directly through the Distributor. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund’s shares may receive differing compensation for selling different classes of shares.

In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law. The public offering price of shares of the Fund is their NAV. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the Class A and Class I shares of the Fund are expected to be substantially the same.

The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined, as described below. Orders received by the Fund or its agents prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A shares have exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law.

The Trustees of the Fund have determined that currently no conflict of interest exists between the classes of shares of the Fund. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties will seek to ensure that no such conflict arises.

Table of Contents - Statement of Additional Information

Exchange of Securities for Shares of a Fund

In certain circumstances, shares of the Fund may be purchased “in kind” (i.e., in exchange for securities, rather than cash).  The securities tendered as part of an in-kind purchase must be included in the index tracked by the Fund.  Such securities must also be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange (“NYSE”), or Nasdaq.  Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance.  Shares of the Fund are issued at the NAV determined as of the same time.  All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt of the issuer.  A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending on the cost of the securities tendered.

A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund’s weightings to become imbalanced with respect to the weightings of the securities included in the Fund’s target index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or otherwise restricted; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; and (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security).

Investors interested in purchasing Fund shares in kind should contact the Fund.
TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund to make distributions of substantially all of its net investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).  To the extent the Fund does not distribute (or is not deemed to distribute) all of its taxable income, the Fund will have to pay a corporate federal income tax on such income, after deducting the amount of any deductible dividend distributions.  In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.

The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or , under current law, the reduced rate of taxation applicable to non-corporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Table of Contents - Statement of Additional Information

All income dividends and capital gains distributions, if any, on the Fund’s shares are reinvested automatically in additional shares of the same class of shares of the Fund at the NAV determined on the first business day following the record date.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have disposed of any shares in the foreign corporation.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, and the Fund qualifies under Section 853 of the Internal Revenue Code, it may elect to pass through such taxes to shareholders. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

Certain of the Fund’s transactions involving short sales, futures, options, swap agreements, hedged investments and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

In general, you will recognize a gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.

Cost Basis Reporting

The Fund is required to report to the IRS the cost basis of Fund shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) when the shareholder redeems such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares.  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy and reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the redemption of a share results in a capital gain or loss.  If you redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such covered shares to the IRS and you on Consolidated Form 1099.

A cost basis method is the method by which the Fund determines which specific shares are deemed to be sold when a shareholder sells less than its entire position in the Fund and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the first-in, first-out cost method, under which shares sold, exchanged or redeemed are deemed to be those with the longest holding period.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale of Fund shares.

Table of Contents - Statement of Additional Information

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

GENERAL INFORMATION

The proceeds from distributions will be reinvested in additional shares at their NAV.

Interest or income earned on redemption checks sent to you during the time the checks remain un-cashed will be retained by the Fund. The Fund will not be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services. Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund’s investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the NAV next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer’s responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer’s failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an account application accepted by the Fund or entered into a selling agreement and/or servicing agreement with the Adviser or the Fund’s transfer agent. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the NYSE (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, the Adviser or the Fund’s transfer agent, may incur.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Table of Contents - Statement of Additional Information

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction.  Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

The Fund will issue new shares at the Fund’s most current NAV. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund has registered an indefinite number of shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the applicable Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis. We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

NET ASSET VALUE

The NAV of the Fund normally will be determined as of the close of regular trading (4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday, except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

A Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of a Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market.

Table of Contents - Statement of Additional Information

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, a Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing NAV, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events would not be reflected in the computation of the Fund’s NAV. It is currently the policy of the Fund that events affecting the valuation of the Fund’s securities between such times and the close of the NYSE, if material, may be reflected in such NAV.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Fund’s NAV is not calculated. When determining NAV, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 p.m. Eastern Time. It is currently the policy of the Fund that events affecting the valuation of the Fund’s securities occurring between the time its NAV is determined and the close of the NYSE, if material, may be reflected in such NAV.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Table of Contents - Statement of Additional Information

EXPLANATION OF RATING CATEGORIES

The following are explanations of Standard & Poor’s four highest bond ratings:

AAA – Denotes bonds with the highest grade obligations.  The capacity to pay interest and repay principal is extremely strong.

AA – Denotes bonds with high grade obligations.  The capacity to pay interest and repay principal is strong, and these bonds differ from AAA issues in small degree only.

A – Denotes upper-medium-grade bonds.  The capacity to pay interest and repay principal is strong, although they are somewhat more susceptible to the adverse effects of changes in economic conditions and other circumstances than bonds in other categories.

BBB – Denotes bonds with an adequate capacity to pay interest and repay principal.  While they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.  This group is the lowest that qualifies for commercial bank investment.

Standard & Poor’s applies “+,” “-,” or no character to its rating categories.  The indicators show relative standing within the major rating categories.

The following are explanations of Moody’s Investor Service, Inc.’s four highest preferred bond ratings:

Aaa – Denotes bonds judged to be of the best quality.  They carry the least amount of investment risk.

Aa – Denotes bonds judged to be of high quality by all standards.  Together with the Aaa group, they make up what are generally known as high-grade bonds.

A – Denotes bonds that possess many favorable investment attributes and are to be considered as “upper-medium-grade obligations.”

Baa – Denotes bonds considered as medium-grade obligations.  They are neither highly protected nor highly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates a ranking toward the lower end of the category.

REGISTRATION STATEMENT

The Fund has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The Fund’s audited financial statements contained in its 2012 Annual Report to shareholders have been audited by Ernst & Young, LLP, the independent registered public accounting firm to the Fund, as indicated in its report with respect thereto, and are incorporated by reference into this SAI.  You may request a copy of the annual report at no charge by calling (866) 596-3863 or by writing the Trust at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Table of Contents - Statement of Additional Information

PART C:  OTHER INFORMATION

Item 28.	Exhibits

(a)(1)          Certificate of Trust dated April 4, 2006.1

(a)(2)          Agreement and Declaration of Trust dated April 4, 2006.1

(b)              Amended By-Laws.4

(c)               None.

(d)(1)	Investment Advisory Agreement between Keystone Mutual Funds and Cornerstone Capital Management, Inc. dated August 20, 2009.4

(d)(2)	Expense Limitation Agreement between Keystone Mutual Funds and Cornerstone Capital Management, Inc. as amended March 1, 2010.4

(e)(1)	Distribution Agreement between Keystone Mutual Funds and Quasar Distributors, LLC, dated June 29, 2006. 4

(e)(2)	First Amendment to the Distribution Agreement, dated March 23, 2010. 4

(e)(3)	Second Amendment to the Distribution Agreement dated July 1, 2012, filed herewith.

(e)(3)	Form of Dealer Sales Agreement.2

(f)               None.

(g)(1)	Custody Agreement between Keystone Mutual Funds and U.S. Bank National Association dated June 29, 2006. 4

(g)(2)	First Amendment to the Custody Agreement, dated March 23, 2010. 4

(g)(3)	Second Amendment to the Custody Agreement dated July 1, 2012, filed herewith.

(h)(1)	Fund Administration Servicing Agreement between Keystone Mutual Funds and U.S. Bancorp Fund Services, LLC dated June 29, 2006. 4

(h)(2)	First Amendment to the Fund Administration Servicing Agreement, dated March 23, 2010. 4

(h)(3)	Second Amendment to the Fund Administration Servicing Agreement dated July 1, 2012, filed herewith.

(h)(4)	Form of Transfer Agent Servicing Agreement between Keystone Mutual Funds and U.S. Bancorp Fund Services, LLC dated June 29, 2006.1

(h)(5)	First Amendment to the Transfer Agent Servicing Agreement, dated March 23, 2010.6

(h)(6)	Second Amendment to the Transfer Agent Servicing Agreement dated July 1, 2012, filed herewith.

(h)(7)	Fund Accounting Servicing Agreement between Keystone Mutual Funds and U.S. Bancorp Fund Services, LLC dated June 29, 2006. 4

(h)(8)	First Amendment to the Fund Accounting Servicing Agreement, dated March 23, 2010. 5

(h)(9)	Second Amendment to the Fund Accounting Servicing Agreement dated July 1, 2012, filed herewith.

(h)(8)	Power of Attorney dated August 19, 2010.5

(i)	Legal Opinion.2

(j)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(k)               Not Applicable.

(l)	Initial Capital Agreement.2

(m)	Distribution and Service Plan, adopted March 1, 2010. 5

(n)              Amended Multiple Class Plan adopted August 20, 2009.4

(o)              Reserved.

(p)(1)          Code of Ethics of Keystone Mutual Funds.6

(p)(2)          Code of Ethics of Adviser.6

(p)(3)          Code of Ethics of Distributor.6

_______________________________________
1      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the Securities and Exchange Commission (“SEC”) on April 14, 2006.

2      Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the SEC on July 19, 2006.

3      Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the SEC on September 1, 2009.

4      Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the SEC on August 31, 2010.

5      Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the SEC on October 29, 2010.

6      Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-133322 and 811-21890), filed with the SEC on October 27, 2011.

Item 29.  Persons Controlled by or Under Common Control with the Fund

None.

Item 30.  Indemnification

The Trust will indemnify, to the fullest extent permitted under applicable law, any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust, against Expenses (as defined in the Agreement and Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.  The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that such person did not act in good faith or that such person had reasonable cause to believe that such person’s conduct was unlawful.  There shall be no right to indemnification for any liability arising by reason of Disqualifying Conduct (as defined in the Agreement and Declaration of Trust) of the Trustee or officer of the Trust.

Item 31.  Business and Other Connections of the Investment Adviser

     See “Management of the Fund” in Part B. Information as to the directors and officers of the Advisor is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.  Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Intrepid Capital Management Funds Trust
Advisors Series Trust	IronBridge Funds, Inc.
Aegis Funds	Jacob Funds, Inc.
Aegis Value Fund, Inc.	Jacob Funds II
Allied Asset Advisors Funds	Jensen Portfolio, Inc.
Alpine Equity Trust	Keystone Mutual Funds
Alpine Income Trust	Kirr Marbach Partners Funds, Inc.
Alpine Series Trust	Litman Gregory Funds Trust
Ambassador Funds	LKCM Funds
Artio Global Funds	LoCorr Investment Trust
Barrett Opportunity Fund, Inc.	Lord Asset Management Trust
Brandes Investment Trust	MainGate Trust
Brandywine Blue Fund, Inc.	Managed Portfolio Series
Brandywine Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridges Investment Fund, Inc.	Merger Fund
Brookfield Investment Funds	Monetta Fund, Inc.
Brown Advisory Funds	Monetta Trust
Buffalo Funds	Nicholas Family of Funds, Inc.
Country Mutual Funds Trust	Permanent Portfolio Family of Funds, Inc.
Cushing Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios
Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.
First American Investment Funds, Inc.	Purisima Funds
First American Strategy Funds, Inc.	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	RBC Funds Trust
Glenmede Portfolios	SCS Financial Funds
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	TIFF Investment Program, Inc.
Harding Loevner Funds, Inc.	Trust for Professional Managers
Hennessy Funds Trust	USA Mutuals
Hennessy Funds, Inc.	Wall Street Fund
Hennessy Mutual Funds, Inc.	Wexford Trust/PA
Hennessy SPARX Funds Trust	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	WY Funds

(b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)           Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Cornerstone Capital Management, Inc. 3600 Minnesota Drive Suite 70 Edina MN 55435

Registrant’s Custodian	U.S. Bank National Association 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212

Item 34.  Management Services

None.

Item 35.  Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Edina and the State of Minnesota on the 26th day of October, 2012.

Keystone Mutual Funds

By  /s/ Andrew S. Wyatt
             Andrew S. Wyatt
             President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Andrew S. Wyatt Andrew S. Wyatt	President and Trustee	October 26, 2012
/s/ Loren R. Kix Loren R. Kix	Chief Compliance Officer and Treasurer	October 26, 2012
/s/ Daniel Luthringshauser* Daniel Luthringshauser	Trustee	October 26, 2012
/s/ Clifford Olson* Clifford Olson	Trustee	October 26, 2012
/s/ John Grunewald * John Grunewald	Trustee	October 26, 2012

*  Andrew S. Wyatt, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Trustees of Keystone Mutual Funds pursuant to the powers of attorney duly executed by such persons.

By /s/ Andrew S. Wyatt
   Andrew S. Wyatt
   Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Second Amendment to the Distribution Agreement	EX.99(e)(3)
Second Amendment to the Custody Agreement	EX.99(g)(3)
Second Amendment to the Fund Administration Servicing Agreement	EX.99(h)(3)
Second Amendment to the Transfer Agent Servicing Agreement	EX.99(h)(6)
Second Amendment to the Fund Accounting Agreement	EX.99(h)(9)
Consent of Independent Registered Public Accounting Firm	EX 99(j)